THE QUAKER INVESTMENT TRUST
                            OFFERING THE QUAKER FUNDS
                         SUPPLEMENT DATED JULY 15, 2003
                             TO THE PROSPECTUS DATED
                                NOVEMBER 1, 2002

Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence.

Effective July 15, 2003, the Quaker Funds has suspended the sale of B shares in all it's fund portfolios.

All portions of the prospectus and/or Statement of Additional Information not expressly amended by this notice shall remain in full force and effect.